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[LOGO] First Security Benefit Life Insurance
       and Annuity Company of New York SM                                            ADVISORDESIGNS(R) ASSET REALLOCATION

QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Use this form to automatically transfer account values to maintain a specific percentage allocation among your current and future investment options. Complete the entire form. Please type or print.

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1. PROVIDE GENERAL ACCOUNT INFORMATION
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[ ] Application Attached or Contract Number _____________________________________

Name of Owner ___________________________________________________________________________________________________________
                First                                 MI                   Last

Mailing Address _________________________________________________________________________________________________________
                Street Address                                  City                      State               ZIP Code

Social Security Number/Tax I.D. Number ____________________________________

Daytime Phone Number ______________________________________ Home Phone Number ___________________________________________

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2. SET UP ASSET REALLOCATION
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Please complete each sub-section.

A. Effective Date________________________________________
                 Date (mm/dd/yyyy - must be between 1st and 28th of the month)

   If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B. Number of Reallocations (check one):

   [ ] One-time reallocation

   [ ] Recurring (check frequency):

       [ ] Monthly    [ ] Quarterly

       [ ] Annually   [ ] Semi-Annually

C. Future Allocations (check one):

   [ ] Allocate future contributions according to the percentages indicated on this form.

   [ ] Do not change the allocation of future contributions.

   If no option is indicated above, the allocation of future contributions will not be changed.

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                                                                                                       Please Continue ->

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3. PROVIDE INVESTMENT DIRECTIONS
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Please indicate whole percentages totaling 100%

_____ % AIM V.I. Capital Appreciation        _____ % Rydex VT Energy                   _____ % Rydex VT Real Estate

_____ % Federated Fund for U.S. Government   _____ % Rydex VT Energy Services          _____ % Rydex VT Retailing
        Securities II
                                             _____ % Rydex VT Financial Services       _____ % Rydex VT Sector Rotation
_____ % Federated High Income Bond II
                                             _____ % Rydex VT Health Care              _____ % Rydex VT Small Cap Growth
_____ % Fidelity VIP Contrafund
                                             _____ % Rydex VT Internet                 _____ % Rydex VT Small Cap Value
_____ % Fidelity VIP Growth Opportunities
                                             _____ % Rydex VT Inverse Dynamic Dow 30   _____ % Rydex VT Strengthening Dollar
_____ % Fidelity VIP Index 500
                                             _____ % Rydex VT Inverse Mid Cap          _____ % Rydex VT Technology
_____ % Fidelity VIP Investment Grade Bond
                                             _____ % Rydex VT Inverse Small Cap        _____ % Rydex VT Telecommunications
_____ % Neuberger Berman AMT Guardian
                                             _____ % Rydex VT Juno                     _____ % Rydex VT Titan 500
_____ % Neuberger Berman AMT Partners
                                             _____ % Rydex VT Large Cap Europe         _____ % Rydex VT Transportation
_____ % PIMCO VIT Real Return
                                             _____ % Rydex VT Large Cap Growth         _____ % Rydex VT U.S. Government Bond
_____ % PIMCO VIT Total Return
                                             _____ % Rydex VT Large Cap Japan          _____ % Rydex VT U.S. Government Money
_____ % Potomac Dynamic VP HY Bond                                                             Market
                                             _____ % Rydex VT Large Cap Value
_____ % RVT CLS Advisor One Amerigo                                                    _____ % Rydex VT Ursa
                                             _____ % Rydex VT Leisure
_____ % RVT CLS Advisor One Clermont                                                   _____ % Rydex VT Utilities
                                             _____ % Rydex VT Long Dynamic Dow 30
_____ % Rydex VT Arktos                                                                _____ % Rydex VT Velocity 100
                                             _____ % Rydex VT Medius
_____ % Rydex VT Banking                                                               _____ % Rydex VT Weakening Dollar
                                             _____ % Rydex VT Mekros
_____ % Rydex VT Basic Materials                                                       _____ % SBL Global
                                             _____ % Rydex VT Mid Cap Growth
_____ % Rydex VT Biotechnology                                                         _____ % SBL Small Cap Value
                                             _____ % Rydex VT Mid Cap Value
_____ % Rydex VT Commodities                                                           _____ % Wells Fargo Advantage Opportunity VT
                                             _____ % Rydex VT Nova
_____ % Rydex VT Consumer Products                                                     MUST TOTAL 100%
                                             _____ % Rydex VT OTC
_____ % Rydex VT Electronics
                                             _____ % Rydex VT Precious Metals

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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.

X__________________________________________________________    X____________________________________________________________________
 Signature of Owner                        Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)           Date (mm/dd/yyyy)

X__________________________________________________________     ____________________________________________________________________
 Signature of Representative (optional)    Date (mm/dd/yyyy)    Print Name of Representative

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Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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